Rule 497(e)

Registration No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify Alternative Harvest ETF

Amplify BlueStar Israel Technology ETF

Amplify Cybersecurity ETF

Amplify Global Cloud Technology ETF

Amplify Junior Silver Miners ETF

Amplify Thematic All-Stars ETF

Amplify Travel Tech ETF

(each a “Fund” and collectively the “Funds”)

Supplement to Each Fund’s Statement of Additional Information, Each Dated January 26, 2024

June 28, 2024

This Supplement updates certain information in each Fund’s statement of additional information. Effective July 1, 2024, the Funds are reducing their creation transaction fees and redemption transaction fees. Accordingly, notwithstanding anything to the contrary in each Fund’s statement of additional information, effective July 1, 2024, the transaction fees with respect to the issuance and redemption of creation units are revised in the manner set forth below.

Name	Current Creation Transaction Fee	New Creation Transaction Fee	Current Redemption Transaction Fee	New Redemption Transaction Fee
Amplify Alternative Harvest ETF	$750.00	$500.00	$750.00	$500.00
Amplify BlueStar Israel Technology ETF	$750.00	$500.00	$750.00	$500.00
Amplify Cybersecurity ETF	$750.00	$500.00	$750.00	$500.00
Amplify Global Cloud Technology ETF	$750.00	$500.00	$750.00	$500.00
Amplify Junior Silver Miners ETF	$750.00	$500.00	$750.00	$500.00
Amplify Thematic All-Stars ETF	$1,500.00	$750.00	$1,500.00	$750.00
Amplify Travel Tech ETF	$750.00	$500.00	$750.00	$500.00

Please Retain This Supplement for Future Reference.